UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — February 13, 2006

ASSURED GUARANTY LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-32141	98-0429991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Assured Guaranty Ltd.

30 Woodbourne Avenue

Hamilton HM 08 Bermuda

(Address of principal executive offices)

Registrant’s telephone number, including area code:   (441) 296-4004

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(Former name or former address, if changed since last report)

Item 2.02      Results of Operations and Financial Condition

On February 13, 2006, Assured Guaranty Ltd. issued a press release announcing notification of ceded case losses on Northwest Airlines with fourth quarter and full year 2005 financial results to be revised. The press release is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference.

Item 9.01       Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits

Exhibit Number	Description

99.1	Press release, dated February 13, 2006 announcing notification of ceded case losses on Northwest Airlines with fourth quarter and full year 2005 financial results to be revised.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSURED GUARANTY LTD.

By:	/S/Robert B. Mills
Robert B. Mills
Chief Financial Officer

DATE:   February 13, 2006

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